EXHIBIT 1.1

                                                eSAFETYWORLD, Inc.

                                         1,000,000 Shares of Common Stock

                                              UNDERWRITING AGREEMENT



                                                              [_______], 1999


Kashner Davidson Securities Corporation
77 South Palm Avenue
Sarasota, Florida 34326

Gentlemen:

         eSafetyworld, Inc., a corporation organized under the laws of the State of Nevada (the "Company"), hereby confirms its agreement with Kashner Davidson Securities Corporation, ("Kashner") as the underwriter of its securities (the "Underwriter"), as set forth below.

         The Company proposes to issue and sell to the Underwriters 1,000,000 shares of the Company's common stock, $.001 par value per share (the "Common Stock"). The shares of Common Stock being sold by the Company are referred to as the "Firm Shares."

         In addition, for the sole purpose of covering over-allotments from the sale of the Firm Shares the Company proposes to grant to the Underwriters an option to purchase an additional 150,000 shares of Common Stock, (the "Firm Option Shares" or the "Option Shares"), all as provided in Section 2(c) of this agreement (the "Agreement") and to issue to you the Underwriter's Warrant (as defined in Section 2 hereof) to purchase certain further additional shares of Common Stock. The Firm Shares and the Option Shares are collectively referred to herein as either the "Shares" or the "Securities."

         1.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to, and agrees with, the Underwriter that:

                  (a) A registration statement on Form SB-2 (File No. 333- ), with respect to the Securities and the Underwriter's Warrant Securities (as hereinafter defined), including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to that registration statement may have been so filed. Copies of such registration statement and of each amendment heretofore filed by the Company with the Commission have been delivered to the Underwriters. After the execution of this Agreement, the Company will file with the Commission either
(i) if the registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most


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recently  included in that  registration  statement (or, if an amendment thereto shall have been filed, in such amendment), with such changes or insertions as are required by Rule 430A under the Act, or permitted by Rule 424(b), under the Act and as have been provided to and approved by the Underwriters prior to the execution of this Agreement, or (ii) if that registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to that registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriters prior to the execution of this Agreement. The Company also may file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for purposes of registering certain additional Securities, which registration statement shall become effective upon filing with the Commission (the "Rule 462(b) Registration Statement"). As used in this Agreement, the term "Registration Statement" means that registration statement, as amended at the time it was or is declared effective, and any amendment thereto that was or is thereafter declared effective, including all financial schedules and exhibits thereto and any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined), together with any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each
prospectus   subject  to  completion  filed  with  the  Registration   Statement
(including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is so filed pursuant to Rule 424(b), the prospectus included in the Registration Statement. The Company has caused to be delivered to the Underwriters copies of each Preliminary Prospectus and has consented to the use of those copies for the purposes permitted by the Act. If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective, then (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                  (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When each Preliminary
Prospectus and each amendment and each supplement thereto was filed with the Commission it (i) contained all statements required to be stated therein, in accordance with, and complied with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not





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misleading.  When the  Prospectus  and each  amendment or supplement  thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required so to be filed, when the Registration Statement containing such Prospectus or amendment or supplement thereto was or is declared effective) and on the Firm Closing Date and any Option Closing Date (as each such term is hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing provisions o this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein.

                  (c) The Company is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdictions of incorporation, and duly qualified or authorized to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its businesses require such qualification or authorization.

                  (d) The Company has full corporate power and authority, and all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory authorities, to own or lease its property and conduct its business as now being conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (e) The Company does not own, directly or indirectly, an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

                  (f) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company, have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. There are no outstanding options, warrants or other rights granted by the Company to purchase shares of its Common Stock or other securities, other than as described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Shares have been duly authorized, by all necessary corporate action on the part of the Company and, when the Shares are issued and delivered to and paid for by the Underwriter pursuant to this Agreement, the Shares will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description





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thereof in the Prospectus (and, if the Prospectus is not in existence,  the most recent Preliminary Prospectus). No holder of outstanding securities of the Company is entitled as such to any preemptive or other right to subscribe for any of the Securities, and no person is entitled to have securities registered by the Company under the Registration Statement or otherwise under the Act other than as described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (g)  The  capital  stock  of  the  Company   conforms  to  the
description thereof contained in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (h) All issuances of securities of the Company have been effected pursuant to an exemption from the registration requirements of the Act. No compensation was paid to or on behalf of any member of the National Association of Securities Dealers, Inc. ("NASD"), or any affiliate or employee thereof, in connection with any such issuance.

                  (i) The financial statements of the Company included in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company as of the dates indicated and the results of operations of the Company for the periods specified. Such financial statements have been prepared in accordance with accounting principles generally accepted in effect in the United States of America, consistently applied, except to the extent that certain footnote disclosures regarding unaudited interim periods may have been omitted in accordance with the applicable rules of the Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The financial data set forth under the captions "Summary Financial Information" and "Selected Financial Information" in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

                  (j) Eichler Bergsman & Co., LLP has audited certain financial statements of the Company and delivered their report with respect to the financial statements included in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and are independent public accountants with respect to the Company as required by the Act and the applicable rules and regulations thereunder.

                  (k) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) except as otherwise contemplated therein, there has been no material adverse change in the business, operations, condition (financial or otherwise), earnings or prospects of the Company, whether or not arising in the ordinary course of business, (ii) except as otherwise stated therein, there





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have been no transactions entered into by the Company and no commitments made by the Company that, individually or in the aggregate, are material with respect to the Company, (iii) there has not been any change in the capital stock or indebtedness of the Company, and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company in respect of any class of its capital stock.

                  (l) The  Company has full  corporate  power and  authority  to enter into and perform its obligations under this Agreement and the Underwriter's Warrant Agreement (as hereinafter defined). The execution and delivery of this Agreement and the Underwriter's Warrant Agreement have been duly authorized by all necessary corporate action on the part of the Company and this Agreement and the Underwriter's Warrant Agreement have each been duly executed and delivered by the Company and each is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except as rights to indemnity and contribution under this Agreement may be limited by applicable law. The issuance, offering and sale by the Company to the Underwriters of the Securities pursuant to this Agreement or the Underwriter's Securities pursuant to the Underwriter's Warrant Agreement, the compliance by the Company with the provisions of this Agreement and the Underwriter's Warrant Agreement, and the consummation of the other transactions contemplated by this Agreement and the Underwriter's Warrant Agreement do not
(i) require the consent, approval, authorization, registration or qualification of or with any court or governmental or regulatory authority, except such as have been obtained or may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which the Company is a party or by which the Company or any of its property is bound or subject, or the certificate of incorporation or by-laws of the Company, or any statute or any rule, regulation, judgment, decree or order of any court or other governmental or regulatory authority or any arbitrator applicable to the Company.

                  (m) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject, and no such proceedings have been threatened against the Company or with respect to any of its property, except such as are described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). No contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (and, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) or filed as required.





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                  (n) The Company is not in (i) violation of its  certificate of incorporation, by-laws or other governing documents, (ii) violation in any material respect of any law, statute, regulation, ordinance, rule, order, judgment or decree of any court or any governmental or regulatory authority applicable to it, or (iii) other than as described in the Prospectus, default in any material respect in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or subject, and no event has occurred which with notice or lapse of time or both would constitute such a default.

                  (o) The Company currently owns or possesses adequate rights to use all intellectual property, including all trademarks, service marks, trade names, copyrights, inventions, know-how, trade secrets, proprietary technologies, processes and substances, or applications or licenses therefor, that are described in the Prospectus (and if the Prospectus is not in existence, the most recent Preliminary Prospectus), and any other rights or interests in items of intellectual property as are necessary for the conduct of the business now conducted or proposed to be conducted by them as described in the Prospectus (or, such Preliminary Prospectus), and, except as disclosed in the Prospectus (and such Preliminary Prospectus), the Company is not aware of the granting of any patent rights to, or the filing of applications therefor by, others, nor is the Company aware of, nor has the Company received notice of, infringement of or conflict with asserted rights of others with respect to any of the foregoing. All such intellectual property rights and interests are (i) valid and enforceable and (ii) to the best knowledge of the Company, not being infringed by any third parties.

                  (p) The Company possesses adequate licenses, orders, authorizations, approvals, certificates or permits issued by the appropriate federal, state or foreign regulatory agencies or bodies necessary to conduct its business as described in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, except as disclosed in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no pending or, to the best knowledge of the Company, threatened, proceedings relating to the revocation or modification of any such license, order, authorization, approval, certificate or permit.

                  (q) The Company has good and marketable title to all of the properties and assets reflected in the Company's financial statements or as described in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind, except those reflected in such financial statements or as described in the Registration Statement and the Prospectus (and such Preliminary Prospectus). Except as disclosed in the Prospectus, the Company occupies its leased properties under valid and enforceable leases conforming to the description thereof set forth in the Registration Statement and the Prospectus (and such Preliminary Prospectus).





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                  (r) The  Company  is not and does not  intend to  conduct  its business in a manner in which it would be an "investment  company" as defined in
Section  3(a) of the  Investment  Company Act of 1940 (the  "Investment  Company
Act").

                  (s) The Company has obtained and delivered to the Underwriter the agreements (the "Lock-up Agreements") with the officers, directors and principal shareholders of the Company substantially to the effect that, among other things, each such person will not, commencing on the date that the Registration Statement is declared effective by the SEC (the "Effective Date") and continuing for a period of twelve (12) months thereafter, without the prior written consent of the Underwriter, directly or indirectly, publicly sell, offer or contract to sell or grant any option to purchase, transfer, assign or pledge, or otherwise encumber, or dispose of any shares of Common Stock now or hereafter owned by such person and that the purchaser or transferee in any private sale agrees to be bound by the Lock-Up Agreement.

                  (t) No labor dispute with the employees of the Company exists, is threatened or, to the best of the Company's knowledge, is imminent that could result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                   (u) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (v) The Underwriter's Warrant (as hereinafter defined) will conform to the description thereof in the Registration Statement and in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and, when sold to and paid for by the Underwriter in accordance with the Underwriter's Warrant Agreement, will have been duly authorized and validly issued and will constitute valid and binding obligations of the Company entitled to the benefits of the Underwriter's Warrant Agreement. The shares of Common Stock issuable upon exercise of the Underwriter's Warrant (the "Underwriter's Warrant Shares") have been duly authorized and reserved for issuance upon exercise of the Underwriter's Warrant by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of the Underwriter's Warrant Agreement and the





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Underwriter's  Warrant,  respectively,  will  be  validly  issued,  fully  paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (w) No person has acted as a finder in connection with, or is entitled to any commission, fee or other compensation or payment for services as a finder for or for originating, or introducing the parties to, the transactions contemplated herein and the Company will indemnify the Underwriter with respect to any claim for finder's fees in connection herewith. Except as set forth in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has no management or financial consulting agreement with anyone. No promoter, officer, director or stockholder of the Company is, directly or indirectly, affiliated or associated with an NASD member and no securities of the Company have been acquired by an NASD member, except as previously disclosed in writing to the Underwriter.

                  (x) The Company has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due.

                  (y) Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. No transaction has occurred between or among the Company and any of its officers or directors or any affiliates of any such officer or director, that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (z) Neither the Company nor any of its officers, directors or affiliates (as defined in the Regulations), has taken or will take, directly or indirectly, prior to the completion of the Offering, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities or the Option Securities.

                  (aa) The Company has obtained, and delivered to the Underwriter, agreements with the officers, directors and principal shareholders of the Company substantially to the effect that, among other things, commencing on the Effective Date and continuing for a period of two years





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thereafter:  (i) the  Underwriter  shall have the right to purchase  for its own account or to sell for the account of the such parties any securities sold by the such parties in the open market or pursuant to Rule 144 under the Act; (ii) such parties will agree to consult with the Underwriter and offer the exclusive opportunity to purchase or sell such securities on terms at least as favorable as such parties can secure elsewhere, unless such offer of "an exclusive opportunity" is considered "acting in concert" for purposes of Rule 144; and
(iii) if the Underwriter fails to accept any such offer, in writing, within one business day after the receipt thereof by verified fax or e-mail, then the Underwriter shall have no claim or right with respect to sales of the securities in the offer. If, thereafter, the terms of the sale as provided in the original offer is modified in any material respect, the parties shall again notify the Underwriter as provided above.

                  (bb) The Company has obtained and delivered to the Underwriter employment agreements with Edward A. Heil, Paul White, David McClelland and other key employees.

         2. Purchase, Sale and Delivery of the Securities, the Underwriter's Warrants and Consulting Agreement.

                  (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees, to purchase from the Company, the number of Firm Shares as set forth opposite its name on Schedule 1 annexed hereto, at a purchase price of $[___] per share.

                  (b) Certificates in definitive form for the Firm Securities that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriters request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Underwriter, against payment by or on behalf of the Underwriters of the purchase prices therefor by wire transfer of immediately available funds to a bank account specified by the Company. Such delivery of the Firm Securities shall be made at the offices of Sichenzia, Ross & Friedman LLP, Counsel for the Underwriter, 135 West 50th Street, New York, New York 10020 at 9:30 A.M., New York City time on [______], 1999, within ten (10) business days from the Effective Date, or at such other place, time or date as the Underwriter and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificates for the Firm Securities available for checking and packaging by the Underwriter, at such offices as may be designated by the Underwriter, at least 24 hours prior to the Firm Closing Date.
In lieu of physical delivery, the closing may occur by "DTC" delivery.

                  (c) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby





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grants to the Underwriter an option to purchase any or all of the Option Shares, which options are exercisable by the Underwriter on behalf of and for the account of the Underwriter. The purchase price to be paid for any of the Option Shares shall be the same price per share for the Firm Securities set forth above in paragraph (a) of this Section 2. The option granted hereby may be exercised as to all or any part of the Option Shares from time to time within 45 calendar days after the Firm Closing Date. The Underwriter shall not be under any obligation to purchase any of the Option Shares prior to the exercise of such option. The Underwriter may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Shares as to which the Underwriter is then exercising the option and the date and time for delivery of and payment for such Option Shares. Any such date of delivery shall be determined by the Underwriter but shall not be earlier than two business days or later than three business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Underwriter and the Company may agree upon, is herein called the "Option Closing Date" with respect to such Option Shares. Upon exercise of the option as provided herein, the Company shall become obligated to sell to the Underwriter, and, subject to the terms and conditions herein set forth, the Underwriter shall become obligated to purchase from the Company, the Option Shares as to which the Underwriter is then exercising its option. If the option is exercised as to all or any portion of the Option Shares, certificates in definitive form for such Option Shares, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (b) of this Section 2, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (c), to refer to such Option Shares and Option Closing Date, respectively.

                  (d) On the Firm Closing Date, the Company will further issue and sell to the Underwriter or, at the direction of the Underwriter, to bona fide officers of the Underwriter, for an aggregate purchase price of $100, warrants to purchase Common Stock (the "Underwriter's Warrant") entitling the holders thereof to purchase an aggregate of 100,000 shares of Common Stock for a period of four years, such period to commence on the first anniversary of the Effective Date. The Underwriter's Warrant shall be exercisable at a price equal to 150% of the public offering price of the Common Stock, and shall contain terms and provisions more fully described herein below and as set forth more particularly in the warrant agreement relating to the Underwriter's Warrant to be executed by the Company on the Effective Date (the "Underwriter's Warrant Agreement"), including, but not limited to, (i) customary anti-dilution provisions in the event of stock dividends, split mergers, sales of all or substantially all of the Company's assets, sales of stock below then prevailing market or exercise prices and other events, and (ii) prohibitions of mergers, consolidations or other reorganizations of or by the Company or the taking by the Company of other action during the five-year period following the Effective Date unless adequate provision is made to preserve, in substance, the rights and powers incidental to the Underwriter's Warrant. As provided in the Underwriter's Warrant Agreement, the Underwriter may designate that the Underwriter's Warrant be issued in varying amounts directly to bona fide officers of the Underwriter. As further provided, no sale, transfer, assignment, pledge or hypothecation of the Underwriter's Warrant shall be made for a period of 12 months from the Effective Date, except (i) by operation of law or reorganization of the Company, or (ii) to the Underwriter and bona fide partners, officers of the Underwriter and selling group members.

                  (e) On the Firm Closing Date, the Company and the Underwriter will execute a non-exclusive corporate finance agreement pursuant to which the Underwriter will perform consulting services to the Company for a twenty four month period for an aggregate fee of $96,000. The entire fee due to the Underwriter pursuant to the corporate finance agreement shall be pre-paid at the Firm Closing Date.

         3. Offering by the Underwriter. The Underwriter propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus (the "Offering").

         4. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission any prospectus or amendment referred to in the first sentence of section (a) (i) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement as to which the Underwriter shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriter shall not have given its consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Underwriter or counsel to the Underwriter, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the Underwriter, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Underwriter, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto as been filed and will provide evidence satisfactory to the Underwriter of each such filing or effectiveness.

                  (b) The Company will advise the Underwriter, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of any Securities for offering or sale in any jurisdiction, (iii) the institution, threat or contemplation of any proceeding for any such purpose, or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c) The Company will, in cooperation with counsel to the Underwriter, arrange for the qualification of the Securities for offering and sale under the blue sky or securities laws of such jurisdictions as the Underwriter may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities.

                  (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Underwriter thereof and, subject to Section 4(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (e) During a period of one year commencing on the Effective Date, the Company will not, at any time, directly or indirectly, pay any of its employees, officers or directors an annual salary in excess of $200,000.

                  (f) The Company will, without charge, provide to the Underwriter and to counsel for the Underwriter (i) as many signed copies of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) as the Underwriter may reasonably request, (ii) as many conformed copies of such registration statement and each amendment thereto (in each case without exhibits thereto) as the Underwriter may reasonably request, and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Underwriter may reasonably request.

                  (g) The Company, as soon as practicable, will make generally available to its security holders and to the Underwriter an earnings statement of the Company that satisfies the provisions of Section 11 (a) of the Act and Rule 158 thereunder.

                  (h) The Company will reserve and keep available for issuance that maximum number of authorized but unissued shares of Common Stock which are issuable upon exercise of any outstanding warrants and the Underwriter's Warrant (including the underlying securities) outstanding from time to time.

                  (i) The Company will apply the net proceeds from the sale of the Securities being sold by it as set forth under "Use of Proceeds" in the Prospectus.

                  (j) The Company shall continue to retain Eichler Bergsman &Co., LLP as its accountants, or another firm of independent certified public accountants acceptable to the Underwriter. Such accounting firm shall have responsibility to audit and report on the financial statements and financial exhibits, if any, to be included in the Registration Statement, and shall prepare all certified financial statements and schedules to be included in the Registration Statement. The Company shall retain McLaughlin & Stern, LP as its attorneys, or such other firm that is acceptable to the Underwriter and is expert in securities law maters, and in the regulatory aspects of the Company's proposed business. The Company shall also retain a public relations firm acceptable to the Underwriter for a period of three years commencing on the Effective Date. The acceptance by the Underwriter of the Company's accountants, its attorneys and/or public relations firm will not be unreasonably withheld.

                  (k) Prior to the Closing Date or the Option Closing Date (if any), the Company will not, directly or indirectly, without prior written consent of the Underwriter, issue any press release or other public announcement or hold any press conference with respect to the Company or its activities with respect to the Offering (other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations).

                  (l) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A under the Act, then immediately following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 430A and Rule 424(b) under the Act, copies of the Prospectus including the information omitted in reliance on Rule 430A, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                  (m) The Company will assist the Underwriter in causing the Securities to be listed on the Nasdaq SmallCap Market and the Boston Stock Exchange on the Effective Date and to maintain such listing thereafter.

                  (n) During the period of five years from the Firm Closing Date, the Company will, as promptly as possible, not to exceed 135 days, after each annual fiscal period render and distribute reports to its stockholders which will include audited statements of its operations and changes of financial position during such period and its audited balance sheet as of the end of such period, as to which statements the Company's independent certified public accountants shall have rendered an opinion and shall timely file all reports required to be filed under the securities laws.

                  (o) During a period of two years commencing with the Firm Closing Date, the Company will furnish to the Underwriter, at the Company's expense, copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission.

                  (p) The Company has appointed [Continental Stock Transfer & Trust Company] as transfer agent for the Common Stock, subject to the Closing. The Company will not change or terminate such appointment for a period of three years from the Firm Closing Date without first obtaining the written consent of the Underwriter. For a period of three years after the Effective Date, the Company shall cause the transfer agent to deliver promptly to the Underwriter a duplicate copy of the daily transfer sheets relating to trading of the Securities. The Company shall also provide to the Underwriter, on a weekly basis, copies of the DTC special securities positions listing report.

                  (q) During the period of 180 days after the date of this Agreement, the Company will not at any time, directly or indirectly, take any action designed to or that will constitute, or that might reasonably be expected to cause or result in, the stabilization of the price of the Common Stock to facilitate the sale or resale of any of the Securities.

                  (r) The Company will not take any action to facilitate the sale of any shares of Common Stock pursuant to Rule 144 under the Act if any such sale would violate any of the terms of the Lock-up Agreements.

                  (s) Prior to the 120th day after the Firm Closing Date, the Company will provide the Underwriter and their designees with four bound volumes of the transaction documents relating to the Registration Statement and the closing(s) hereunder, in form and substance reasonably satisfactory to the Underwriter.

                  (t) The Company shall consult with the Underwriter prior to the distribution to third parties of any financial information news releases or other publicity regarding the Company, its business, or any terms of this offering and the Underwriter will consult with the Company prior to the issuance of any research report or recommendation concerning the Company's securities. Copies of all documents that the Company or its public relations firm intend to distribute will be provided to the Underwriter for review prior to such distribution.

                  (u) The Company and the Underwriter will advise each other immediately in writing as to any investigation, proceeding, order, event or other circumstance, or any threat thereof, by or relating to the Commission or any other governmental authority, that could impair or prevent the Offering. Except as required by law or as otherwise mutually agreed in writing, neither the Company nor the Underwriter will acquiesce in such circumstances and each will actively defend any proceedings or orders in that connection.

                  (v)  The  Company  shall  first  submit  to  the   Underwriter
certificates representing the Securities for approval prior to printing, and shall, as promptly as possible, after filing the Registration Statement with the Commission, obtain CUSIP numbers for the Securities.

                  (w) The Company will prepare and file a registration statement with the Commission pursuant to section 12 of the 1934 Act, and will use its best efforts to have such registration statement declared effective by the Commission on an accelerated basis on the day after the Effective Date. For this purpose the Company shall prepare and file with the Commission a General Form of Registration of Securities (Form 8-A or Form 10).

                  (x) For so long as the Securities are registered under the 1934 Act, the Company will hold an annual meeting of stockholders for the election of directors within 180 days after the end of each of the Company's fiscal years and within 135 days after the end of each of the Company's fiscal years will provide the Company's stockholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by Rule 14a-3 under the 1934 Act and shall be included in an annual report pursuant to the requirements of such Rule.

                  (y) The Company will take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions or other equivalent manual and to maintain its listing therein for a period of five (5) years from the Effective Date. Such application shall be made on an accelerated basis no more than two days following the Effective Date.

                  (z) On or prior to the Effective Date, the Company will give written instructions to the transfer agent for the Common Stock directing said transfer agent to place stop-order restrictions against, and appropriate legends advising of the Lock-Up Agreements on, the certificates representing the securities of the Company owned by the persons who have entered into the Lock-up Agreements.

                  (aa) For a period of one year commencing on the Effective Date, the Company will not, without the prior consent of the Underwriter: (i) file a registration statement on Form S-8 (or any similar or successor form) with the exception of any Form S-8 registration statement relating to the 500,000 shares of the Company's common stock reserved for issuance upon exercise of options issued in connection with the Company's 1999 Stock Option Plan; and
(ii) consummate any private transactions in its securities.

                  (bb) For a period of six months commencing on June 17, 1999, In the event that the Company either (i) executes a definitive agreement to be acquired, or (ii) has concluded an alternative financing with an underwriter other than the Underwriter, and Underwriter has continued to pursue the offering contemplated hereby with reasonable diligence, except to the extent requested not to do so by the Company, and the Underwriter is thereby prevented from proceeding with the offering contemplated hereby, then the Company will promptly pay to the Underwriter a percentage of the consideration received in the acquisition or alternative financing, based on a "Lehman" formula scale, in consideration for the Underwriter's time effort and expenses relating to the offering contemplated hereby. Such payment shall be in addition to previous advances made by the Company to the Underwriter, and by the Company to the Underwriter's counsel's for payment of Blue Sky fees and expenses.

                  (cc) The Company agrees that it will, upon the Effective Date, for a period of no less than three (3) years, engage a designee of the Underwriter as advisors (the "Advisors") to its Board of Directors or elect a designees of the Underwriter as Director, where such Advisors or Directors shall attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors and will receive the same compensation as other Directors. Such Advisors or Directors shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging, and transportation. The Company further agrees that, during said three (3) year period, it shall schedule no less than four (4) formal and "in person" meetings of its Board of Directors in each such year. Further, during such three (3) year period, the Company shall give notice to the Underwriter with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions.

     The Company agrees to indemnify and hold the Underwriters and such Advisor or Director harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of your designee at any such meeting described herein. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it agrees, if possible, to include the Underwriters' designees as an insured under such policy.

                  (dd) For a period of at least two (2) years commencing on the Effective Date, the Company shall maintain the $1 million life insurance policy on Paul White for which it is the named beneficiary.

         4.       Expenses

                  (a) The Company shall pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the preparation, printing and filing or other production of documents with respect to the transactions, including any costs of printing the Registration Statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement, the selected dealer agreement and the other agreements and documents governing the underwriting arrangements and any blue sky memoranda, (ii) all reasonable and necessary arrangements relating to the delivery to the Underwriter of copies of the foregoing documents, and the costs and expenses of the Underwriter in mailing or otherwise distributing the same including telephone charges, duplications and other accountable expenses, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) the preparation, issuance and delivery to the Underwriter of any certificates evidencing the Securities, including transfer agent's, warrant agent's and registrar's fees or any transfer or other taxes payable thereon, (v) the qualification of the Securities under state blue sky or securities laws, including filing fees and fees and disbursements of counsel relating thereto and any fees and disbursements of local counsel, if any, retained for such purpose, (vi) the filing fees of the Commission and the NASD relating to the Securities, (vii) the inclusion of the Securities on The Nasdaq SmallCap Market and in the Standard and Poor's Corporation Descriptions Manual, (viii) any "road shows" or other meetings with prospective investors in the Securities, including transportation, accommodation, meal, conference room, audio-visual presentation an similar expenses, and (ix) the publication of "tombstone advertisements" in newspapers or other publications selected by the Underwriter, and the manufacture of prospectus memorabilia. In addition to the foregoing, the Company, shall reimburse the Underwriter for its expenses on the basis of a non-accountable expense allowance in the amount of 3.00% of the gross offering proceeds to be received by the Company. The non-accountable expense allowance, based on the gross proceeds from the sale of the Firm Securities, shall be deducted from the funds to be paid by the Underwriter in payment for the Firm Securities, pursuant to Section 2 of this Agreement, on the Firm
Closing Date. To the extent any Option Shares are sold, any remaining non-accountable expense allowance based on the gross proceeds from the sale of the Option Shares shall be deducted from the funds to be paid by the Underwriter in payment for the Option Shares, pursuant to Section 2 of this Agreement, on the Option Closing Date. The Company warrants, represents and agrees that all such payments and reimbursements will be promptly and fully made.

                  (b) Notwithstanding any other provision of this Agreement, if the Offering is terminated in accordance with the provisions of Section 6 or
Section 10, the Company agrees that, in addition to the Company paying its own expenses as described in subparagraph (a) above, the Company shall reimburse the Underwriter for its actual accountable out-of-pocket expenses (in addition to blue sky legal fees and expenses referred to in subparagraph (a) above) net of the $25,000 which has previously been advanced to the Underwriter. Such expenses shall include, but are not to be limited to, fees for the services and time of counsel for the Underwriter to the extent not covered by clause (a) above, plus any additional expenses and fees, including, but not limited to, travel expenses, postage expenses, duplication expenses, long-distance telephone expenses, and other expenses incurred by the Underwriter in connection with the proposed offering.

         5. Intentionally left blank.

         6. Conditions of the Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Firm Shares shall be subject, in the Underwriter's sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                  (a) If the Registration Statement, as heretofore amended, has not been declared effective as of the time of execution hereof, the Registration Statement, as heretofore amended or as amended by an amendment thereto to be filed prior to the Firm Closing Date, shall have been declared effective not later than 5:30 P.M., New York City time, on the date on which the amendment to such Registration Statement containing information regarding the initial public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Underwriter; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b) The Underwriter shall have received an opinion, dated the Firm Closing Date, of McLaughlin & Stern, LLP, counsel to the Company, substantially to the effect that:

     (1) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of any properties or the conduct of its business requires such qualification, except where the failure to be in good standing or so qualify would not have a materially adverse effect upon the Company;

     (2) the Company has full corporate power and authority to own or lease its property and conduct its business as it is now being conducted and as it is proposed to be conducted, as described in the Registration Statement and the Prospectus, and the Company has full corporate power and authority to enter into this Agreement and the Underwriter's Warrant Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

     (3) to the knowledge of such counsel, there are no outstanding options, warrants or other rights granted by the Company to purchase shares of its Common Stock, preferred stock or other securities other than as described in the Prospectus; the Shares have been duly authorized and the Underwriter's Warrant Shares have been duly reserved for issuance by all necessary corporate action on the part of the Company and the Shares when issued and delivered to and paid for by the Underwriter, pursuant to this Agreement, the Underwriter's Warrant when issued and delivered and paid for in accordance with this Agreement and the Underwriter's Warrant Agreement by the Underwriter, and the Underwriter's Warrant Shares when issued upon payment of the exercise price specified in the Underwriter's Warrant, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus; to the knowledge of such counsel, no holder of outstanding securities of the Company is entitled as such to any preemptive or other right to subscribe for any of the Shares or the Underwriter's Warrant Shares; and to the knowledge of such counsel, no person is entitled to have securities registered by the Company under the Registration Statement or otherwise under the Act other than as described in the Prospectus;

     (4) the execution and delivery of this Agreement and the Underwriter's Warrant Agreement have been duly authorized by all necessary corporate action on the part of the Company and this Agreement and the Underwriter's Warrant Agreement have been duly executed and delivered by the Company, and each is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution under this Agreement and the Underwriter's Warrant Agreement may be limited by applicable securities laws and the public policy underlying such laws;

     (5) the Underwriter's Warrant is duly authorized and upon payment of the purchase price therefore specified in Section 2(d) of this Agreement will be validly issued and constitute valid and binding obligations of the Company; and the certificates representing the Securities are in due and proper form under law;

     (6) the statements set forth in the Prospectus under the caption "Description of Securities" insofar as those statements purport to summarize the terms of the capital stock and warrants of the Company, provide a fair summary of such terms; to the knowledge of such counsel, the statements set forth in the Prospectus describing statutes and regulations and the descriptions of the consequences to the Company under such statutes and regulations are fair summaries of the information set forth therein and are accurate in all material respects; to the knowledge of such counsel, the statements in the Prospectus, insofar as those statements constitute summaries of the contracts, instruments, leases or licenses referred to therein, constitute a fair summary in all material respects of those contracts, instruments, leases or licenses and include all material terms thereof, as applicable;

     (7) none of (A) the execution and delivery of this Agreement and the Underwriter's Warrant Agreement, (B) the issuance, offering and sale by the Company to the Underwriter of the Securities pursuant to this Agreement and the Underwriter's Warrant Shares pursuant to the Underwriter's Warrant Agreement, or
(C) the compliance by the Company with the other provisions of this Agreement and the Underwriter's Warrant Agreement and the consummation of the transactions contemplated hereby and thereby, to the knowledge of such counsel (1) requires the consent, approval, authorization, registration or qualification of or with any court or governmental authority known to us, except such as have been obtained and such as may be required under state blue sky or securities laws as to which we express no opinion or (2) conflicts with or results in a breach or violation of, or constitutes a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its property is bound or subject, or the certificate of incorporation or by-laws of the Company, or any material statute or any judgment, decree, order, rule or regulation of any court or other governmental or regulatory authority known to us applicable to the Company;

     (8) to the knowledge of such counsel, (A) no legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject except those arising in the ordinary course of business and fully covered by insurance and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

     (9) to the knowledge of such counsel, the Company possesses adequate licenses, orders, authorizations, approvals, certificates or permits issued by the appropriate federal, state or local regulatory agencies or bodies necessary to conduct its business as described in the Registration Statement and the Prospectus, and, there are no pending or threatened proceedings relating to the revocation or modification of any such license, order, authorization, approval, certificate or permit, except as disclosed in the Registration Statement and the Prospectus, which would have a material adverse effect on the Company;

     (10) The Company is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or by-laws, and to the knowledge of such counsel, the Company is not in (i) violation in any material respect of any law, statute, regulation, ordinance, rule, order, judgment or decree of any court or any governmental or regulatory authority applicable to it, or (ii) default in any material respect in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or subject, and no event has occurred which with notice, lapse of time or both would constitute such a default;

     (11) the Shares have been approved for inclusion on the Nasdaq SmallCap Market and the Boston Stock Exchange;

     (12) the Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

     (13) the Registration Statement originally filed with respect to the Securities and each amendment thereto and the Prospectus (in each case, other than the financial statements, the notes, schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder; and

     (14) the Company is not an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940 and, if the Company conducts its business as set forth in the Prospectus, it will not become an Investment company" and will not be required to register under the Investment Company.

                  Such counsel also shall state in its opinion that it has participated in the preparation of the Registration Statement and the Prospectus and that nothing has come to its attention that has caused it to believe that the Registration Statement, at the time it became effective (including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the Firm Closing Date, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials, copies of which certificates will be provided to the Underwriter, and, as to matters of the laws of certain jurisdictions, on the opinions of other counsel to the Company, which opinions shall also be delivered to the Underwriter, in form and substance acceptable to the Underwriter, if such other counsel expressly authorize such reliance and counsel to the Company expressly states in their opinion that such counsel's and the Underwriter's reliance upon such opinion is justified.

                  (c). A. At the time this Agreement is executed, the Underwriter shall have received a letter, dated such date, addressed to the Underwriter in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriter and Underwriter's counsel, from Eichler Bergsman & Co., LLP:

     i. confirming that it is a independent certified public accountant with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                           ii.  stating  that  it  is  their  opinion  that  the
financial statements of the Company
as included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Underwriter may rely upon the opinion of Eichler Bergsman & Co., LLP with respect to the financial statements included in the Registration Statement;

                           iii.  stating that, on the basis of a limited  review
which included a reading of
the latest available unaudited interim financial statements of the Company, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries (which, as to the interim financial statements included in the Registration Statement, shall constitute a review as described in SAS No. 71, Interim Financial Statements), nothing has come to the attention of Eichler Bergsman &
Co., LLP which would lead it to believe that (A) the unaudited financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and

Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the Effective Date, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the December 31, 1998 consolidated balance sheet included in the Registration
Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from December 31, 1998 to a specified date not more than five (5) days prior to the Effective Date, there was any decrease (increase) in net revenues, net income (loss) or in net earnings (loss) per common share of the Company, in each case as compared with the corresponding period December 31, 1998 beginning, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease (increase);

                           iv. setting forth,  at a date not later than five (5)
days prior to the Effective
Date, the amount of liabilities of the Company;

                           v. stating that they have  compared  specific  dollar
amounts, numbers of shares,
percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

     vi. statements as to such other matters incident to the transaction contemplated hereby as the Underwriter may request.

     B. At the Firm Closing Date and the Option Closing Date, if any, the Underwriter shall have received from Eichler Bergsman & Co., LLP a letter, dated as of the Firm Closing Date or the Option Closing Date, as the case may be, to the effect that it reaffirms that statements made in the letter furnished pursuant to subsection A of this Section 6(c), except that the specified date referred to shall be a date not more than five (5) days prior to the Firm Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection A of this Section 6(c) with respect to certain amounts, percentages and financial information as specified by the Underwriter and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

                  (d) The representations and warranties of the Company contained in this Agreement shall be true and correct as if made on and as of the Firm Closing Date; the Registration Statement shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, shall not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date.

                  (e) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or contemplated by the Commission.

                  (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the business, operations, condition (financial or otherwise), earnings or prospects of the Company, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

                  (g) The Underwriter shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Secretary of the Company to the effect set forth in subparagraphs (d) through (f) above.

                  (h) The Common Stock shall be qualified in such jurisdictions as the Underwriter may reasonably request pursuant to Section 4(c), and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Firm Closing Date.

                  (i) The Company shall have executed and delivered to the Underwriter the Underwriter's Warrant Agreement and a certificate or certificates evidencing the Underwriter's Warrant, in each case in a form acceptable to the Underwriter.

                  (i) The Underwriter shall have received Lock-up Agreements executed by the persons listed on Schedule 2 annexed hereto.

                  (j) On or before the Firm Closing Date, the Underwriter and counsel for the Underwriter shall have received such further certificates, documents, letters or other information as they may have reasonably requested from the Company and other security holders of the Company.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriter and counsel for the Underwriter. The Company shall furnish to the Underwriter such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriter and counsel for the Underwriter shall reasonably request.

         The obligation of the Underwriter to purchase and pay for any Option Shares shall be subject, in its discretion, to each of the foregoing conditions, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Shares and the related Option Closing Date, respectively.

         7.       Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act against any losses, claims, damages, or liabilities, joint or several, to which the Underwriter, or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

     (1) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or

     (2) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Underwriter and such controlling person for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating or defending against any loss, claim, damage, liability, action, investigation, litigation or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriter, specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter, or controlling person, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Underwriter or any person who controls the Underwriter or within the meaning of Section 15 of the Act or
Section  20 of  the  1934  Act  is a  party  to  such  claim,  action,  suit  or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                  (b) The Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act against, any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, but only insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary
Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending against any such loss, claim, damage, liability, action investigation, litigation or proceedings, in respect thereof. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified  party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (d) In circumstances in which the indemnity obligation provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and the other equitable considerations appropriate in the circumstances. The Company and the Underwriter agree tat it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Underwriter shall not be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by the Underwriter under this Agreement, less the aggregate amount of any damages that the Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Company.

         8.       Substitution of Underwriter.

         If any Underwriter shall for any reason not permitted hereunder cancel its obligations to purchase the Firm Securities hereunder, or shall fail to take up and pay for the number of Firm Securities set forth opposite names in
Schedule 1 hereto upon tender of such Firm Securities in accordance with the terms hereof, then:

                  (a) If the aggregate number of Firm Securities which such Underwriter or Underwriter agreed but failed to purchase does not exceed 10% of the total number of Firm Securities, the other Underwriter shall be obligated to purchase the Firm Securities which such defaulting Underwriter agreed but failed to purchase.

                  (b) If any  Underwriter  so defaults and the agreed  number of
Firm Securities with respect to which such default or defaults occurs is more than 10% of the total number of Firm Securities, the remaining Underwriter shall have the right to take up and pay for the Firm Securities which the defaulting Underwriter agreed but failed to purchase. If such remaining Underwriter do not, at the Firm Closing Date, take up and pay for the Firm Securities which the defaulting Underwriter agreed but failed to purchase, the time for delivery of the Firm Securities shall be extended to the next business day to allow the remaining Underwriter the privilege of substituting within twenty-four hours (including nonbusiness hours) another underwriter or Underwriter satisfactory to the Company. If no such underwriter or Underwriter shall have been substituted as aforesaid, within such twenty-four hour period, the time of delivery of the Firm Securities may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within twenty-four hours (including nonbusiness hours) another underwriter or Underwriter to purchase the Firm Securities which the defaulting Underwriter or Underwriter agreed but failed to purchase. If it shall be arranged for the remaining Underwriter or substituted Underwriter to take up the Firm Securities of the defaulting Underwriter as provided in this section, (i) the Company or the Underwriter shall have the right to postpone the time of delivery for a period of not more than seven business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other document or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of Firm Securities to be purchased by the remaining Underwriter or substituted Underwriter shall be taken as the basis of the underwriting obligation for all purposes of this agreement.

         If in the event of a default by any Underwriter and the remaining Underwriter shall not take up and pay for all the Firm Securities agreed to be purchased by the defaulting Underwriter or substitute another underwriter or Underwriter as aforesaid, the Company shall not find or shall not elect to seek another underwriter or Underwriter for such Firm Securities as aforesaid, then this Agreement shall terminate.

         If, following exercise of the option provided in Section 2(c) hereof, any Underwriter or Underwriter shall for any reason not permitted hereunder cancel their obligations to purchase Option Shares at the Option Closing Date, or shall fail to take up and pay for the number of Option Shares, which it became obligated to purchase at the Option Closing Date upon tender of such Option Shares in accordance with the terms hereof, then the remaining Underwriter or substituted Underwriter may take up and pay for the Option Shares of the defaulting Underwriter in the manner provided in Section 8(b) hereof. If the remaining Underwriter or substituted Underwriter shall not take up and pay for all such Option Shares, the Underwriter shall be entitled to purchase the number of Option Shares for which there is no default or, at their election, the option shall terminate, the exercise thereof shall be of no effect.

         As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. In the event of termination, there shall be no liability on the part of any non-defaulting Underwriter to the Company, provided that the provisions of this Section 8 shall not in any event affect the liability of any defaulting Underwriter to the Company arising out of such default.

         9. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, any of its officers or directors and the Underwriter set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Underwriter or any controlling person referred to in Section 7 hereof, and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 4 and 7 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         10. Termination. This Agreement may be terminated with respect to the Firm Securities or any Option Shares in the sole discretion of the Underwriter by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied under Section 6 hereunder at or prior thereto or if at or prior to the Firm Closing Date or such Option Closing Date, respectively:

     (1) the  Company  sustains  a loss by reason  of  explosion,  fire,  flood, accident or other calamity, which, in the opinion of the Underwriter, substantially affects the value of the properties of the Company or which materially interferes with the operation of the business of the Company regardless of whether such loss shall have been insured; there shall have been any material adverse change, or any development involving a prospective material adverse change (including, without limitation, a change in management or control of the Company), in the business, operations, condition (financial or otherwise), earnings or prospects of the Company, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

     (2) any action, suit or proceeding shall be threatened, instituted or pending, at law or in equity, against the Company, by any person or by any federal, state, foreign or other governmental or regulatory commission, board or agency wherein any unfavorable result or decision could materially adversely affect the business, operations, condition (financial or otherwise), earnings or prospects of the Company;

     (3) trading in the Common Stock shall have been suspended by the Commission, the NASD or on Nasdaq, or trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on either such exchange or quotation system;

                           (4) a banking  moratorium shall have been declared by
New York or
United States authorities;

                           (5)  there   shall  have  been  (A)  an  outbreak  of
hostilities between the United
States and any foreign power (or, in the case of any ongoing hostilities, a material escalation thereof), (B) an outbreak of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material change in financial, political or economic conditions, having an effect on the financial markets that, in any case referred to in this clause (5), in the sole judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement; and

     (6) termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party, except as provided in Section 5(b) and Section 7 hereof.

         11. Information Supplied by the Underwriter. The statements set forth in the first paragraph under the heading "Underwriting" (as to the underwriting commitment of the Underwriter) and under the heading "Underwriting--Discretionary Accounts" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriter) constitute the only information furnished by the Underwriter to the Company for the purposes of Section 7(b) hereof. The Underwriter confirms that such statements (to such extent) are correct.

         12. Notices. All notice hereunder to or upon either party hereto shall be deemed to have been duly given for all purposes if in writing and (i) delivered in person or by messenger or an overnight courier service against receipt, or (ii) sent by certified or registered mail, postage paid, return receipt requested, or (iii) sent by telegram, facsimile, telex or similar means, provided that a written copy thereof is sent on the same day by postage paid first-class mail, to such party at the following address:

To the Company:                     eSafetyworld, Inc.
                                    11-31 South Jersey Avenue
                                    Setauket, NY 11733
                                    Attn:  Edward A. Heil

To the Underwriter:                 Kashner Davidson Securities Corporation
                                    77 South Palm Avenue
                                    Sarasota, Florida 34326
                                    Attn: Matthew Meister

with a copy to:                     Sichenzia, Ross & Freidman, LLP
                        135 West 50th Street, 20th Floor
                            New York, New York 10020
                          Attn: Gregory Sichenzia, Esq.

or such other address as either party hereto may at any time, or from time to time, direct by notice given to the other party in accordance with this section. The date of giving of any such notice shall be, in the case of clause (i), the date of the receipt; in the case of clause (ii), five business days after such notice or demand is sent; and, in the case of clause (iii), the business day next following the date such notice is sent.

         13. Amendment. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

         14. Waiver. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

         15.   Applicable   Law.  This  agreement  shall  be  governed  by,  and
interpreted and enforced in accordance with, the laws of the State of New York without regard to principles of choice of law or conflict of laws.

         16. Jurisdiction. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York in connection with any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the County of New York, State of New York, or such District and agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by clause (ii) of Section 12.

         17. Remedies. In the event of any actual or prospective breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

         18. Attorneys' Fees. The prevailing party in any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, shall be entitled to recover its costs and reasonable attorneys' fees.

         19. Severability. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

         20. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

         21. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in
Section 7 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, and (ii) the indemnities of the Underwriter contained in Section 7 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act. No purchaser of Securities from the Underwriter shall be deemed a successor because of such purchase.

         22. Titles and Captions. The titles and captions of the articles and sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

         23. Grammatical Conventions. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

         24. References. The terms "herein," "hereto," "hereof," "hereby," and "hereafter," and other terms of similar import, refer to this Agreement as a whole, and not to any Article, Section or other part hereof.

         25. Entire Agreement. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto.

                                          [Signatures on following page]

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, and the Underwriter.

                                                              Very truly yours,

                                                              eSafetyworld, INC.


                                                  By:
                                                  Name: Edward A. Heil
                                                 Title: Chief Executive Officer


The foregoing agreement is hereby confirmed and accepted as of the date first above written.

KASHNER DAVIDSON SECURITIES CORPORATION




By:______________________________________
Name: Matthew Meister
Title:   Chief Executive Officer

SCHEDULE 1

Underwriter                                             Securities Purchased
Kashner Davidson Securities Corp.                       [__________]
[----------------]                                      [----------]
[----------------]                                      [----------]

SCHEDULE 2

Shareholders Subject to Underwriter's Lock-Up Agreement

Shareholder